Other Non-Current Assets (Tables)	12 Months Ended
Dec. 31, 2025
Other Non-Current Assets [Abstract]
Schedule of Other Non-Current Assets

Other non-current asset consisted of the following:

	As of December 31,
	2024	2025
Payments for platform development services (1)	-	7,500,000
Security deposits for leases	1,100,000	300,000
Total	1,100,000	7,800,000

(1)	During the year, the Group entered into two agreements for customized education platform development, covering a smart virtual simulation platform with a total contract amount of RMB6.7 million and a digital campus management platform with a total contract amount of RMB5.8 million. Both platforms are expected to be completed in 2027. The aggregate prepayment for the development, deployment and integration of the above platforms amounted to RMB7.5 million.